SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       CADMUS COMMUNICATIONS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                 [CADMUS LOGO]

Dear Shareholder:
     You are cordially invited to attend the 1995 Annual Meeting of Shareholders of Cadmus Communications Corporation. The meeting will be held on Wednesday, November 8, 1995, at 11:00 a.m. local time, in the Auditorium of the Crestar Center, 919 East Main Street, Richmond, Virginia.
     The primary business of the meeting will be the election of directors and the ratification of independent public accountants, as more fully explained in the enclosed proxy statement.
     During the meeting, we also will report to you on the condition and performance of Cadmus and its subsidiaries, including developments during the past fiscal year. You will have an opportunity to question management on matters of interest to all shareholders.
     We hope to see you on November 8, 1995. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided. Your vote is important. We appreciate your continued interest and support of Cadmus.
                                        Cordially,
                                        /S/ STEVE GILLISPIE
                                        C. Stephenson Gillispie, Jr.
                                        CHAIRMAN OF THE BOARD,
                                        PRESIDENT AND CHIEF
                                        EXECUTIVE OFFICER
October 3, 1995
                       CADMUS COMMUNICATIONS CORPORATION
          6620 West Broad Street, Suite 500, Richmond, Virginia 23230

                                 [CADMUS LOGO]

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, NOVEMBER 8, 1995

     The 1995 Annual Meeting of Shareholders of Cadmus Communications Corporation will be held on Wednesday, November 8, 1995, at 11:00 a.m., in the Auditorium of the Crestar Center, 919 East Main Street, Richmond, Virginia for the following purposes:
     1. To elect four Class III directors to serve until the 1998 Annual Meeting of Shareholders and one Class I director to serve until the 1996 Annual Meeting of Shareholders.
     2. To ratify the designation of Arthur Andersen LLP as independent public accountants for the current fiscal year.
     3. To transact such other business as may properly come before the meeting or any adjournments thereof.
     The Board of Directors has fixed the close of business on September 15, 1995, as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.
                                          By Order of the Board of Directors
                                          /S/ BRUCE V. THOMAS
                                          Bruce V. Thomas
                                          VICE PRESIDENT -- LAW AND DEVELOPMENT

October 3, 1995
PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                       CADMUS COMMUNICATIONS CORPORATION
          6620 West Broad Street, Suite 500, Richmond, Virginia 23230
                                PROXY STATEMENT
                      1995 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 1995
GENERAL
     The enclosed proxy is solicited by the Board of Directors of Cadmus Communications Corporation ("Cadmus" or "Company") for the 1995 Annual Meeting of Shareholders ("Annual Meeting") of Cadmus to be held Wednesday, November 8, 1995, at the time and place set forth in the accompanying Notice of Annual Meeting of Shareholders and for the following purposes: (i) to elect four Class III directors to serve until the 1998 Annual Meeting of Shareholders and one Class I director to serve until the 1996 Annual Meeting of Shareholders (see "Election of Directors" pages 4-8); (ii) to ratify the designation of Arthur Andersen LLP as independent public accountants for the current fiscal year (see "Ratification of Selection of Independent Public Accountants" page 21); and
(iii) to transact such other business as may properly come before the meeting or any adjournments thereof. Shareholders may revoke proxies at any time prior to their exercise by written notice to Cadmus, by submitting a proxy bearing a later date, or by attending the Annual Meeting and requesting to vote in person.
     If a shareholder is a participant in the Cadmus Dividend Reinvestment Plan, the enclosed proxy card represents the number of full shares in the dividend reinvestment plan account, as well as shares registered in the participant's name.
     Cadmus will pay all costs for this proxy solicitation. Proxies are being solicited by mail and may also be solicited personally, by telephone or telegraph, by directors, officers and employees of Cadmus. Cadmus may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of the stock.
     The approximate mailing date of this proxy statement ("Proxy Statement") and the accompanying proxy is October 3, 1995.
VOTING RIGHTS
     Only those shareholders of record at the close of business on September 15, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of Cadmus (the "Common Stock") outstanding and entitled to vote as of the record date was 6,044,875. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.
     With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected
                                       1
directors; therefore, votes withheld will have no effect. Generally, in other matters governed by Virginia corporate law, including the ratification of auditors, the affirmative vote of a majority of the shares cast is required for passage. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and therefore have no effect.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of July 31, 1995, the number and percentage of shares of Common Stock held by persons known by Cadmus to be the owners of more than five percent of the Company's issued and outstanding Common Stock, each of the Cadmus directors and nominees for director, the executive officers named in the "Summary Compensation Table", and all directors and executive officers as a group:

                                    AMOUNT AND NATURE OF         PERCENT OF
        NAME AND ADDRESS            BENEFICIAL OWNERSHIP     COMMON STOCK ISSUED
      OF BENEFICIAL OWNER           OF COMMON STOCK (1)        AND OUTSTANDING
FMR Corp. (Fidelity Investments)            472,000(2)                7.8%
Boston, Massachusetts

Robert I. Dalton, Jr.                         8,738(1)(3)               *
Charlotte, North Carolina

Frank Daniels, III                              500                     *
Charlotte, North Carolina

Michael Dinkins                              20,650(4)                  *
Richmond, Virginia

Lee P. Dudley                                11,319(1)(5)               *
Richmond, Virginia

C. Stephenson Gillispie, Jr.                135,302(6)                2.2%
Richmond, Virginia

Price H. Gwynn, III                          14,466(1)                  *
Charlotte, North Carolina

Jeanne M. Liedtka                                 0                     *
Charlottesville, Virginia

Frank G. Louthan, Jr.                       150,771(1)(7)             2.5%
Richmond, Virginia

                                       2

                                    AMOUNT AND NATURE OF         PERCENT OF
        NAME AND ADDRESS            BENEFICIAL OWNERSHIP     COMMON STOCK ISSUED
      OF BENEFICIAL OWNER           OF COMMON STOCK (1)        AND OUTSTANDING
Gregory Moyer                                20,000(8)                  *
Richmond, Virginia
John D. Munford, II                          48,003(1)                  *
Virginia Beach, Virginia
John H. Phillips                             81,811(9)                1.3%
Richmond, Virginia
John C. Purnell, Jr.                          6,807(1)                  *
Richmond, Virginia
Russell M. Robinson, II                      17,272(1)                  *
Charlotte, North Carolina
John W. Rosenblum                             3,000(1)                  *
Charlottesville, Virginia
Wallace Stettinius                          221,195(10)               3.6%
Richmond, Virginia
Bruce V. Thomas                              21,288(11)                 *
Richmond, Virginia
Bruce A. Walker                               2,800(1)                  *
Seattle, Washington
All Directors and
  Executive Officers as
  a Group (18 persons)                    1,240,543(12)              12.4%

   * Indicates that percent of class does not exceed one percent.
 (1) Except as otherwise indicated, each nominee, director or executive officer has sole voting and investment power with respect to the shares shown. Beneficial ownership for each non-employee director includes 2,000 shares as to which each such director holds presently exercisable options under the Non-Employee Director Stock Option Plan.
 (2) The information contained herein with respect to FMR Corp. ("Fidelity Investments") is based on a Schedule 13G filed by such corporation with the Securities and Exchange Commission, a copy of which was sent to the Company on February 13, 1995. The Schedule 13G certifies that the acquisition of such shares was in the ordinary course of business and not in connection with, or as
                                       3
     a participant in, any transaction having the purpose or effect of changing or influencing the control of the Company.
 (3) Also includes 300 shares held by Mr. Dalton's wife as to which shares Mr. Dalton disclaims beneficial ownership. Mr. Dalton is the brother-in-law of Mr. Robinson.
 (4) Includes 20,000 shares as to which Mr. Dinkins holds presently exercisable options.
 (5) Also includes: 516 shares held by a corporation of which Mr. Dudley is chairman, director and majority shareholder and 8,803 shares held by a corporation of which Mr. Dudley is president and a majority shareholder. Mr. Dudley is the stepbrother of Mr. Stettinius.
 (6) Includes 107,000 shares as to which Mr. Gillispie holds presently exercisable options and 571 shares held for his account in the Cadmus ESOP account under the Thrift Savings Plan.
 (7) Also includes 14,298 shares held by Mr. Louthan's wife, as to which shares Mr. Louthan disclaims beneficial ownership.
 (8) Mr. Moyer's ownership consists entirely of presently exercisable options.
 (9) Includes 51,500 shares as to which Mr. Phillips holds presently exercisable options and 479 shares held for his account in the Cadmus ESOP account under the Thrift Savings Plan.
(10) Includes: 185,306 shares held in an agency account by NationsBank of Virginia, N.A., as to all of which shares Mr. Stettinius is the beneficial owner; 2,222 shares, also held in an agency account by NationsBank of Virginia, N.A., for Mr. Stettinius' wife, as to which shares Mr. Stettinius disclaims beneficial ownership; 33,000 shares as to which Mr. Stettinius holds presently exercisable options; and 667 shares held for his account in the Cadmus ESOP account under the Thrift Savings Plan.
(11) Includes 20,000 shares as to which Mr. Thomas holds presently exercisable options and 67 shares held indirectly for his account in the Cadmus ESOP account under the Thrift Savings Plan.
(12) In addition to the executive officers named in the Summary Compensation Table, the beneficial ownership shown for executive officers of Cadmus reflects shares beneficially owned by David E. Bosher, Vice President and Treasurer and Edward B. Fernstrom, Vice President -- Information Technologies.

ELECTION OF DIRECTORS
     The Board of Directors is divided into three classes (I, II and III), with one class being elected every year for a term of three years. Of the five persons named immediately below, the first four currently serve as Class III directors of Cadmus and will be nominated to serve as Class III directors for terms of three years expiring at the 1998 annual meeting. The fifth listed individual was appointed by the Board of Directors to serve until the 1995 annual meeting of shareholders as a Class III director but will be nominated to serve as a Class I director for a term of one year expiring at the 1996 annual meeting. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If, for any reason, any of the persons named below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the
                                       4
remaining nominees and such other person or persons as the Board of Directors of Cadmus may designate. In the alternative, the Board may reduce the size of Class III to the number of remaining nominees for whom the proxies will be voted.
     Certain information concerning the nominees for election at this Annual Meeting as Class III and Class I directors is set forth below, as well as certain information about the other Class I and Class II directors, who will continue in office after the Annual Meeting until the 1996 and 1997 annual meeting of shareholders, respectively.
                            NOMINEES FOR ELECTION AS
                              CLASS III DIRECTORS
                      (TO SERVE UNTIL 1998 ANNUAL MEETING)

                                              PRINCIPAL OCCUPATION DURING
                       DIRECTOR            PAST FIVE YEARS AND DIRECTORSHIPS
  NAME AND (AGE)      SINCE (1)                IN OTHER PUBLIC COMPANIES
[PHOTO]                  1984     Chairman, Presbyterian Publishing Corporation,
                                    formerly Vice President Lance, Inc., Charlotte,
                                    North Carolina.
Price H. Gwynn, III (72)
[PHOTO]                  1979     Executive Director, Friends Association For
                                    Children, Richmond, Virginia, a non-profit child
                                    welfare organization.
John C. Purnell, Jr. (54)

[PHOTO]                  1984     Attorney-at-Law, President, Director and
                                    shareholder of Robinson, Bradshaw & Hinson, P.A.
                                    Charlotte, North Carolina. Director, Caraustar
                                    Industries, Inc. and Duke Power Company.
Russell M. Robinson, II (63)

                                       5

                                              PRINCIPAL OCCUPATION DURING
                       DIRECTOR            PAST FIVE YEARS AND DIRECTORSHIPS
  NAME AND (AGE)      SINCE (1)                IN OTHER PUBLIC COMPANIES
[PHOTO]                  1988     Tayloe Murphy Professor, the Darden Graduate School
                                    of Business Administration, University of
                                    Virginia. Formerly, Dean, the Darden School.
                                    Director, Chesapeake Corporation, Comdial
                                    Corporation, Cone Mills Corporation, and T. Rowe
                                    Price Associates.
John W. Rosenblum (51)

                            NOMINEE FOR ELECTION AS
                               A CLASS I DIRECTOR
                      (TO SERVE UNTIL 1996 ANNUAL MEETING)

[PHOTO]                  1995     Associate Professor at the Darden Graduate School
                                    of Business Administration, University of
                                    Virginia. Formerly, Associate Professor at
                                    Rutgers University and Simmons College.
Jeanne M. Liedtka (40)

                               CLASS I DIRECTORS
                      (SERVING UNTIL 1996 ANNUAL MEETING)

[PHOTO]                  1977     President, Tech-Tex, Inc., a Charlotte, North
                                    Carolina business brokerage firm. Formerly,
                                    Partner, Dalton-Briley and Company, a Charlotte,
                                    North Carolina business brokerage firm.
Robert I. Dalton, Jr. (74)
[PHOTO]                  1974     Vice President -- Investments and Branch Manager,
                                    Richmond, Virginia office of A.G. Edwards & Sons,
                                    Inc., a broker-dealer organization. Formerly,
                                    Chairman and Chief Executive Officer of Financial
                                    Corporation of Virginia, a Richmond, Virginia
                                    investment banking and broker-dealer
                                    organization.
Lee P. Dudley (62)

                                       6

                                              PRINCIPAL OCCUPATION DURING
                       DIRECTOR            PAST FIVE YEARS AND DIRECTORSHIPS
  NAME AND (AGE)      SINCE (1)                IN OTHER PUBLIC COMPANIES
[PHOTO]                  1968     Retired. Formerly Chairman and Chief Executive
                                    Officer, RECO Industries, Inc., a privately-owned
                                    engineering company headquartered in Richmond,
                                    Virginia.
Frank G. Louthan, Jr. (75)
[PHOTO]                  1967     Retired. Formerly Chairman of the Board, President
                                    and Chief Executive Officer, Cadmus. Director,
                                    American Filtrona Corporation and Chesapeake
                                    Corporation.
Wallace Stettinius (62)

                               CLASS II DIRECTORS
                      (SERVING UNTIL 1997 ANNUAL MEETING)

[PHOTO]                  1994     Publisher, Nando.net; Vice President of The News
                                    and Observer Publishing Company, Raleigh, North
                                    Carolina. Formerly, Executive Editor and Director
                                    of Operations of The News and Observer Publishing
                                    Company.
Frank Daniels, III (39)
[PHOTO]                  1991     Chairman of the Board, President and Chief
                                    Executive Officer, Cadmus. Formerly, Chief
                                    Operating Officer, Cadmus, and President and
                                    Chief Executive Officer, The William Byrd Press,
                                    Incorporated.
C. Stephenson Gillispie, Jr. (53)

                                       7

                                              PRINCIPAL OCCUPATION DURING
                       DIRECTOR            PAST FIVE YEARS AND DIRECTORSHIPS
  NAME AND (AGE)      SINCE (1)                IN OTHER PUBLIC COMPANIES
[PHOTO]                  1965     Retired. Formerly, Vice Chairman, Executive Vice
                                    President, Union Camp Corporation, Franklin,
                                    Virginia. Director, Pulaski Furniture
                                    Corporation, Universal Corporation, Mohawk
                                    Papermill, Inc. and Caraustar Industries, Inc.
John D. Munford, II (67)
[PHOTO]                  1977     President, Valco Graphics, Inc., a Seattle
                                    publication and tabloid printing firm. Formerly,
                                    Marketing Representative, Pacific Northwest,
                                    Anderson Lithograph Company, Los Angeles,
                                    California.
Bruce A. Walker (61)

(1) All service by Cadmus directors prior to June 30, 1984 refers to service as directors of Cadmus' subsidiaries, The William Byrd Press, Incorporated ("Byrd") or Washburn Graphics, Inc. ("Washburn"). At the Board's February 7, 1995 meeting, Ms. Liedtka was elected to serve on the Board of Directors as a Class III director to serve until the 1995 Annual Meeting of Shareholders; however, in accordance with Cadmus' Articles of Incorporation, in order to maintain the classes as nearly equal in number as possible, Ms. Liedtka has been redesignated as a Class I director nominee to serve until the 1996 Annual Meeting of Shareholders.
CADMUS BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
     The Board of Directors of Cadmus held five meetings during the fiscal year ended June 30, 1995. All directors attended at least 75% of all meetings of the Board and committees on which they served except for Mr. Munford who attended 69% of such meetings.
     The Board has four standing committees: the Executive Committee, the Audit Committee, the Executive Compensation and Organization Committee, and the Benefits and Investment Committee.
     The Executive Committee has a wide range of powers, but its primary duty is to act if necessary between scheduled Board meetings. For such purpose, the Executive Committee possesses all the powers of the Board in management of the business and affairs of Cadmus except as otherwise limited by Virginia law. The Executive Committee has also assumed responsibility for the nominating function previously exercised by a separately constituted nominating committee. In this capacity, the Executive Committee selects and recommends to the Board a slate of nominees to be voted on for election as
                                       8
directors at each annual meeting, and makes recommendations concerning committee membership, appointment of officers and nominees to fill vacancies occurring on the Board. The Executive Committee met two times during the fiscal year ended June 30, 1995. Members of the Committee are Messrs. Gillispie (Chairman), Gwynn, Louthan, Munford, Robinson and Stettinius.
     The function of the Audit Committee is to recommend the appointment of a firm of independent accountants to audit the Company's consolidated financial statements, to review and approve the scope, purpose and type of audit services to be performed internally and by the external auditors, to review the activities and findings of all the external auditors and employees conducting internal audits, to determine the effectiveness of the audit function, and to render regular reports to the Board of Directors on its activities and findings. The Audit Committee met three times during the fiscal year ended June 30, 1995. Members of the Committee are Messrs. Dalton, Dudley, Louthan (Chairman), Munford and Purnell and Ms. Liedtka.
     The primary function of the Executive Compensation and Organization Committee is to review and approve the design and administration of salary, benefits and incentive plans for senior management. This Committee also evaluates the Company's organizational structure and the development, goals and performance of senior management. The Executive Compensation and Organization Committee met six times during the fiscal year ended June 30, 1995. Members of the Committee are Messrs. Dudley, Gwynn, Munford, Robinson (Chairman), Rosenblum and Walker.
     The primary function of the Benefits and Investment Committee is to review the operation of employee benefit plans and programs and to evaluate the performance of Plan administrators, trustees and investment managers. The Benefits and Investment Committee met four times during the fiscal year ended June 30, 1995. Members of the Committee are Messrs. Dalton, Daniels, Gwynn, Purnell (Chairman) and Walker.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Members of the Executive Compensation and Organization Committee ("ECOC") are Messrs. Dudley, Gwynn, Munford, Robinson (Chairman), Rosenblum and Walker. No member of the ECOC is or has been an employee of Cadmus. Furthermore, none of Cadmus' executive officers has served on the board of directors of any company of which an ECOC member is an employee except for John H. Phillips, Vice President and Regional Manufacturing Officer of Cadmus, who serves as a director of Valco Industries, Inc., a privately-held Seattle publication and tabloid printing firm, of which Bruce A. Walker, an ECOC member, is President.
     The firm of Robinson, Bradshaw & Hinson, P.A. of which Russell M. Robinson, II, a Class III director, is President, a Director and a Shareholder, was retained to perform legal services for Cadmus during fiscal year 1995. It is anticipated that the firm will continue to provide legal services to Cadmus during fiscal year 1996.
DIRECTORS' COMPENSATION
     CASH COMPENSATION. Each director of Cadmus who is not also an executive officer of Cadmus receives: (a) an annual retainer of $10,000; (b) $1,000 for attendance at each Board meeting; (c) $750
                                       9
for attendance at each committee meeting; and (d) $300 for each conference call Board meeting in which he participates. The Chairmen of the Audit, the Executive Compensation and Organization, and the Benefits and Investment Committees each receive an additional $2,000 annually. Each director also is reimbursed for usual and ordinary expenses of meeting attendance. A director who also is an employee of Cadmus or its subsidiaries receives no additional compensation for serving as a director.
     Cadmus has in effect a plan under which directors may elect to defer their annual retainers and attendance fees generally until after the termination of their service on the Board.
     NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN. Under the 1992 Non-Employee Director Stock Compensation Plan, a portion of the anticipated future increases in the annual retainer will be paid in stock options. Each Director who is not an employee of Cadmus or its subsidiaries will receive an option grant covering 1,000 shares of Cadmus Common Stock on August 15 of each year during the term of the Plan, with the third grant made under the Plan on August 15, 1995 at a per share exercise price of $24.0531. The options granted under the Director Plan are not exercisable for six months from date of grant except in the case of death or disability. Options that are not exercisable at the time a director's services on the Board terminates for reasons other than death, disability or retirement in accordance with Cadmus' policy will be forfeited.
CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS WITH MANAGEMENT
     See "Compensation Committee Interlocks and Insider Participation" for information relating to Mr. Robinson's relationship to the Company.
     From time to time, Cadmus and its subsidiaries may purchase products from or utilize services of, other corporations of which a Cadmus director is a director, officer or employee. Such transactions occur in the ordinary course of business and are not deemed material.
EXECUTIVE COMPENSATION
     The following table shows, for the fiscal years ended June 30, 1995, 1994 and 1993, all compensation paid or accrued by Cadmus and its subsidiaries to the Company's Chief Executive Officer and its four other most highly compensated executive officers whose salary and bonus for 1995 exceed $100,000.
                                       10

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM COMPENSATION
                                                         ANNUAL COMPENSATION (1)
                                                                                   OTHER       SECURITIES     ALL OTHER
                                                                                   ANNUAL      UNDERLYING      COMPEN-
          NAME (AGE) AND                                                          COMPEN-       OPTIONS/       SATION
        PRINCIPAL POSITION            YEAR     SALARY ($)(2)     BONUS ($)(3)     SATION($)     SARS(#S)       ($)(4)
C. Stephenson Gillispie, Jr. (53)     FY95       $ 297,500         $160,000             --        42,200       $ 4,500
  Chairman of the Board,              FY94         290,200          150,000             --        25,000         4,497
  President and Chief                 FY93         279,200           63,000             --        25,000         4,364
  Executive Officer

Michael Dinkins (41)                  FY95         182,000           90,000             --        20,800             0
  Vice President and                  FY94         179,200           75,000       $115,922(5)     10,000             0
  Chief Financial Officer             FY93               0                0             --             0             0

Gregory Moyer (46)                    FY95         175,000           70,000        154,177(6)     30,800             0
  Vice President -- Human             FY94               0                0             --             0             0
  Resources and Quality               FY93               0                0             --             0             0

John H. Phillips (51)                 FY95         165,000           83,000             --        10,800         4,500
  Vice President and Regional         FY94         163,840           83,000             --        13,500         4,497
  Manufacturing Officer               FY93         157,700           60,000             --         7,500         4,267

Bruce V. Thomas (38)                  FY95         156,000           82,000             --        10,800         4,500
  Vice President -- Law               FY94         154,200           80,000             --        12,000         1,875
  and Development                     FY93         134,200           80,000             --         8,000             0

(1) Except as reported for Messrs. Dinkins and Moyer under "Other Annual Compensation," non-cash perquisites or personal benefits are not included as such amounts did not exceed the lesser of 10% of the respective named executive officer's individual salary and bonus or $25,000.
(2) Reflects salary before pretax contribution under the Cadmus Thrift Savings Plan.
(3) Reflects short-term incentive awards accrued for each of the three fiscal years ended June 30, 1995 under the Cadmus Executive Incentive Plan described in the Compensation Committee Report on pages 16-19.
(4) Reflects amounts contributed or matched by Cadmus or its subsidiaries for each of the three fiscal years ended June 30, 1995 under the Cadmus Thrift Savings Plan.
(5) Of the total amount reported as "Other Annual Compensation" for Mr. Dinkins in fiscal year 1994, $50,000 was paid as a reimbursement for the value of stock options forfeited by Mr. Dinkins when he left his previous employer to join Cadmus during fiscal year 1994 with the balance of the amount so reported attributable in the aggregate to other relocation expenses, including tax payments on moving expenses, settlement and closing costs, temporary living and travel expenses and moving expenses, each of which individually amounts to less than 25% of the total amount reported.
                                       11

(6) Of the total amount reported as "Other Annual Compensation" for Mr. Moyer in fiscal year 1995, $43,311 was paid for closing costs, $65,486 for mortgage and bridge loan payments, $40,000 for discretionary expenses and $5,379 was attributable to other relocation expenses, including temporary living and travel expenses, which other relocation expenses individually amount to less than 25% of the total amount reported.
STOCK OPTIONS
     The following table reflects grants of stock options made during the year ended June 30, 1995 to each of the named executive officers.
                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                                      POTENTIAL
                                                                                                     REALIZABLE
                                                                                                      VALUE AT
                                 NUMBER OF                                                         ASSUMED ANNUAL
                                 SECURITIES     PERCENTAGE OF                                      RATES OF STOCK
                                 UNDERLYING     TOTAL OPTIONS/     EXERCISE                      PRICE APPRECIATION
                                  OPTIONS        SARS GRANTED      OR BASE                           FOR OPTION
                                  GRANTED        TO EMPLOYEES       PRICE       EXPIRATION            TERM (2)
            NAME                  (#) (1)       IN FISCAL YEAR      ($/SH)         DATE           5%           10%
C. Stephenson Gillispie, Jr.       42,200               21%         $19.19      05/09/05       $509,290     $1,290,641
Michael Dinkins                    10,000                5%          16.75      11/09/04        105,340        266,952
                                   10,800                5%          19.19      05/09/05        130,340        330,306
Gregory Moyer                      20,000               10%          17.00      08/15/04        213,824        541,872
                                   10,800                5%          19.19      05/09/05        130,340        330,306
John H. Phillips                    6,400                3%          19.19      05/09/05         77,238        195,737
                                    4,400                2%          19.01      06/12/05         52,603        133,307
Bruce V. Thomas                    10,800                5%         $19.19      05/09/05       $130,340     $  330,306

(1) All grants were made under the Company's 1990 Incentive Stock Plan, as amended, and are exercisable no earlier than six months from date of grant, nor later than five years from date of grant, depending upon whether the Company's performance exceeds specific standards adopted by the Compensation Committee.
(2) The dollar amounts under these columns are the result of calculations at assumed annual rates of stock price appreciation set by the Securities and Exchange Commission. The dollar amounts shown are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.
                                       12

     The following table reflects certain information regarding the exercise of stock options during the year ended June 30, 1995, as well as information with respect to unexercised options held at such date by each of the named executive officers.
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                         NUMBER OF               VALUE OF
                                                                        UNEXERCISED            UNEXERCISED
                                                                        OPTIONS AT            "IN THE MONEY"
                                                                          FISCAL            OPTIONS AT FISCAL
                                    NUMBER OF                          YEAR END (#)            YEAR END ($)
                                 SHARES ACQUIRED        VALUE          EXERCISABLE/            EXERCISABLE/
                                 ON EXERCISE (#)     REALIZED ($)      UNEXERCISABLE          UNEXERCISABLE
C. Stephenson Gillispie, Jr.            0                 $0           107,000/42,000          $1,550,750/187,157
Michael Dinkins                         0                  0            20,000/10,800              206,690/47,898
Gregory Moyer                           0                  0            20,000/10,800              132,500/47,898
John H. Phillips                        0                  0            51,500/10,800              761,436/47,898
Bruce V. Thomas                         0                 $0            20,000/10,800             $286,500/47,898

     DEFERRED COMPENSATION PLAN. Effective July 1, 1995, the Board approved and established a Deferred Compensation Plan (the "Deferred Compensation Plan"). The purpose of the Deferred Compensation Plan is to provide eligible employees the option of deferring current taxation on their incentive compensation awards.
     This plan provides that any employee of the Company or any subsidiary who is covered by the Company's executive compensation plan may elect to defer receipt of all or any portion of his or her incentive compensation awards. A participating employee may elect to have amounts deferred under the plan invested in any combination of six designated T. Rowe Price investment funds; and his or her deferred account balance is credited on a quarterly basis with earnings or loss. The Company may establish a trust to hold amounts deferred and which accumulate under the plan, but has not done so yet.
     A participating employee's account balance is fully vested at all times and normally is payable in a lump sum at a time designated by the employee. However, an employee will automatically receive payment after termination of employment for reasons other than retirement or disability; and an employee may receive an in-service withdrawal for financial hardship.
     NON-QUALIFIED THRIFT PLAN. Effective July 1, 1995, the Board approved and established a Non-Qualified Thrift Plan (the "Non-Qualified Thrift Plan"). The purpose of the Non-Qualified Thrift Plan is to provide deferred compensation opportunities for eligible employees on a basis similar to that of the Cadmus Thrift Savings Plan after the arbitrary limits imposed under the Thrift Savings Plan on the Company's and the employee's contributions by the Internal Revenue Code are reached.
                                       13

     This plan provides that any employee of the Company or any subsidiary who is covered by the Company's executive compensation plan may elect to defer receipt of all or any portion of his or her compensation (as defined for purposes of the Thrift Savings Plan) which could have been contributed to the Thrift Savings Plan but for certain tax law restrictions on contributions (generally, the $150,000 limit on covered compensation and the $9,240 limit on employee contributions). It provides for a Company matching contribution on an employee's contributions to the Non-Qualified Thrift Plan to the extent the employee's contributions would have received a matching contribution under the Thrift Savings Plan (currently at the rate of 50% on the first 6% of compensation contributed) but for certain tax law restrictions on contributions. It also provides for a Company profit sharing contribution to the extent any Company profit sharing contribution for the employee under the Thrift Savings Plan is limited by certain tax law restrictions on contributions.
     A participating employee may elect to have amounts deferred under the plan invested in any combination of six designated T. Rowe Price investment funds; and his or her deferred account balance is credited on a quarterly basis with earnings or loss. The Company may establish a trust to hold amounts deferred and which accumulate under the plan, but has not done so yet.
     A participating employee's account balance attributable to his or her contributions is fully vested at all times. A participating employee's account balance attributable to Company contributions is vested at the same time and in the same manner as provided in the Thrift Savings Plan (at age 65 or otherwise under a 2-to-6 year graduated vesting schedule). A participating employee's vested account balance normally is payable in a lump sum after termination of employment for any reason. However, an employee may receive an in-service withdrawal for financial hardship.
CHANGE-IN-CONTROL AGREEMENTS
     Cadmus has entered into agreements with Messrs. Gillispie, Dinkins, Moyer, Phillips, Thomas, Bosher, Fernstrom and six other managers that provide for severance payments and certain other benefits if their employment terminates after "a change in control" (as defined) of Cadmus. Payments and benefits will be paid under these agreements only if, within three years following a change in control (or such shorter period from the date of any change in control to normal retirement), the employee (i) is terminated involuntarily without "cause" (as defined) and not as a result of death, disability or normal retirement, or (ii) terminates his employment voluntarily for "good reason" (as defined). "Change in control" is defined generally to include (i) an acquisition of 20% of Cadmus' voting stock, (ii) certain changes in the composition of the Cadmus Board of Directors, (iii) shareholder approval of certain business combinations or asset sales in which Cadmus' historic shareholders hold less than 60% of the resulting or purchasing company or (iv) shareholder approval of the liquidation or dissolution of Cadmus.
     In the event of such termination following a change in control, the employee will be entitled to receive a lump sum severance payment, certain other payments and a continuation of employee welfare benefits. Severance payments under these agreements are determined by a formula that takes into account base salary, annual bonus and years of employment. Under this formula, Mr. Gillispie will be entitled to the maximum severance payment, which will be an amount equal to three times the sum of
                                       14
the employee's base salary and annual bonus for the year in which termination occurs, or for the year ended June 30, 1992, whichever is higher. The total amount payable to the employee may not exceed the maximum amount that may be paid without the imposition of a federal excise tax on the employee and denial of a tax deduction to the payer.
RETIREMENT BENEFITS
     PENSION PLAN. Substantially all employees of Cadmus and its participating subsidiaries who are 21 years of age or older and who are credited with at least one year of service are covered by the Cadmus Pension Plan (the "Pension Plan"). The Pension Plan is a non-contributory defined benefit pension plan under which retirement benefits are generally based on periods of active participation. For the period July 1, 1979 through June 30, 1985, a participant earned a retirement benefit expressed as an annuity for life equal to 2% of his base compensation (exclusive of non-guaranteed commissions, bonuses, overtime pay and similar payments) for each year of service. For periods after June 30, 1985, a participant earns a retirement benefit generally equal to 1.6% of his base compensation each year (limited to the inflation adjusted compensation cap each year starting July 1, 1989). Under a special rule, employees who were participants on June 30, 1985 generally accrued further benefits after June 30, 1985 and before January 1, 1992 at no less than the amount of accrual for the fiscal year ended June 30, 1985. This special rule ceased to apply effective for accruals after December 31, 1991. Prior to July 1, 1979, several different benefit formulas applied, and employees who were participants before July 1, 1979 will retain their accrued past service benefit for service before July 1, 1979 based on the benefit formulas then in effect.
     Because retirement benefits under the Pension Plan are based on career average compensation, a table showing annual retirement benefits based upon final average compensation and years of service is inappropriate and has been omitted. Based on the benefit formula in effect on and after July 1, 1985, and on the assumption that the individuals named will continue to receive, until normal retirement age, covered compensation in the same amounts paid for the fiscal year ended June 30, 1995, the estimated annual benefits which are not subject to any deduction for Social Security or other offset amount payable for the named executive officers are $62,810 for Mr. Gillispie, $58,200 for Mr. Dinkins, $61,740 for Mr. Phillips and $66,163 for Mr. Thomas. Mr. Moyer will be eligible for participation in the plan on January 1, 1996.
     CADMUS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Cadmus maintains the Cadmus Supplemental Executive Retirement Plan (the "SERP") to provide supplemental retirement benefits for certain key employees of Cadmus and its participating subsidiaries who are credited with at least five years of service as a group 1 employee and who are selected by the Board of Directors of Cadmus for participation in the SERP. The Board may waive all or any part of the five year service requirement. The SERP is a non-qualified unfunded plan which covers 17 active key employees of Cadmus and its participating subsidiaries. The retirement or death benefit payable under the SERP is a 15 year term certain annuity equal to 30% of the participant's final average (high three years out of last ten) base compensation (exclusive of non-guaranteed commissions, bonuses, overtime pay or similar payments) generally commencing at the participant's normal retirement age (which is age 65 for employees last hired prior
                                       15
to age 60 or otherwise is the fifth anniversary of commencement of participation). Benefits are not subject to any reduction for Social Security or other offset amount.
     The following table shows the estimated annual retirement benefits payable to SERP participants in the following average final compensation and years of service classifications assuming retirement at age 65. Average compensation under the SERP includes only the amounts set forth under "Salary" in the Summary Compensation Table on page 11.
                             SUPPLEMENTAL EXECUTIVE
                             RETIREMENT PLAN TABLE

   HIGHEST 3-YEAR                       YEARS OF SERVICE
AVERAGE COMPENSATION        5          10          15        20 AND OVER
      100,000            $ 7,500     $15,000     $22,500      $  30,000
      125,000              9,375      18,750      28,125         37,500
      150,000             11,250      22,500      33,750         45,000
      175,000             13,125      26,250      39,375         52,500
      200,000             15,000      30,000      45,000         60,000
      225,000             16,875      33,750      50,625         67,500
      250,000             18,750      37,500      56,250         75,000
      300,000             22,500      45,000      67,500         90,000
      350,000             26,250      52,500      78,750        105,000

     Credited years of service under the SERP for table as of the fiscal year ended June 30, 1995 are: Mr. Gillispie -- 18; Mr. Dinkins -- 1; Mr. Moyer -- 0; Mr. Phillips -- 20; and Mr. Thomas -- 3.
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
     The Executive Compensation and Organization Committee (the "Committee"), composed of six non-employee directors, has responsibility for all aspects of the compensation program for Cadmus executive officers. Working in collaboration with Cadmus senior management and outside consultants, the Committee administers this executive compensation program to fulfill the objectives outlined below.
     PRINCIPAL OBJECTIVES. As set forth in the Company's Executive Compensation Policy and Philosophy Statement, the principal objectives of the executive compensation program are: (i) to attract and retain a highly-qualified management team; (ii) to motivate this team to achieve corporate objectives and to control and justify the costs of executive incentives; (iii) to ensure that executive compensation is integral to, and supportive of, other Cadmus management benefits, systems and processes; and (iv) to link pay with performance in a number of respects, most notably linking executive compensation and shareholder value so that increases in executive compensation are directly related to the creation of value for the Company's shareholders.
                                       16

     The primary components of the Company's executive compensation program are base salaries, short-term incentive payments and long-term incentive awards, historically in the form of stock options.
     The Committee considered the deductibility of executive compensation under
Section 162(m) of the Internal Revenue Code which was enacted in 1993. Under this provision, beginning in 1994 a publicly held corporation would not be permitted to deduct compensation in excess of one million dollars per year paid to the chief executive officer or any one of the other named executive officers except to the extent the compensation was paid under compensation plans meeting certain tax code requirements. The Committee noted that the Company does not currently face the loss of this deduction for compensation. The Committee nevertheless determined that, in reviewing the design of and administering the executive compensation program, the Committee will continue in the future to preserve the Company's tax deductions for executive compensation unless this goal conflicts with the primary objectives of the Company's compensation's program.
     SALARIES. Salaries for Cadmus executive officers are established and administered by means of salary grades and salary ranges. All Cadmus executive officers are assigned a base salary grade which is reviewed annually. With outside consultants, senior management prepares a schedule of salary ranges by grade, which schedule also is reviewed annually. At the beginning of each fiscal year, the Committee reviews management's recommendations concerning adjustments in grade designation and base salaries for each executive officer. Based on this review, the Committee makes such salary adjustments as it deems appropriate. Base salaries are generally at levels slightly below market average based on peer group comparisons provided by outside consultants.
     SHORT-TERM INCENTIVE PAYMENTS. The Company utilizes an Executive Incentive Plan under which its executive officers may earn annual incentive payments based on Company performance. A formula that focuses primarily upon "economic value added" or "EVA" establishes at each Cadmus business unit "curves" that generate a "pool" from which the short-term incentives are paid. As EVA improves and operating profits increase, the pool grows. No pool is created, and no incentives are earned, however, until cost of capital devoted to the business is recovered.
     At the beginning of each fiscal year, senior management presents for consideration and approval by the Committee the recommended short-term incentive curves for Cadmus and each Cadmus subsidiary. At the conclusion of the fiscal year, senior management recommends to the Committee specific short-term awards for each executive officer. Those recommendations are based, among other factors, on that executive's individual performance, as well as the performance and profitability of that executive's business unit. The Committee then considers and approves, to the extent it believes appropriate, the incentive pools generated by the incentive curves and the incentive award recommendations of senior management. At budgeted performance levels, the Executive Incentive Plan generally should have the potential to generate awards in the range of 30-60% of base salary.
     LONG-TERM INCENTIVE AWARDS. The long-term incentive component of executive compensation for Cadmus executive officers is provided under the 1984 Stock Option Plan and the 1990 Long-Term Incentive Stock Plan. The 1984 Plan provides solely for the award of stock options and tandem SARs, while the 1990 Plan, an omnibus plan, provides for awards of incentive and non-qualified stock
                                       17
options, SARs, restricted stock grants, performance units or shares, as well as "other stock-unit" awards. In practice, however, stock options have been the only form of awards made under the 1990 Plan to date.
     Options are exercisable no earlier than six months from date of grant, nor later than five years from date of grant, depending upon whether the Company's performance exceeds specific standards adopted by the Compensation Committee. Options generally have a ten-year term subject to early termination under certain circumstances and typically have an option exercise price equal to the market value of the Company's common stock at the date of grant. Thus, Cadmus common stock must appreciate before an executive officer receives any benefit from an option grant.
     At the beginning of each year, determination is made as to the number of shares that the Company can reasonably issue for that year (typically 2% of outstanding shares per year). Contemporaneously senior management, working periodically with outside consultants, makes recommendations concerning awards to specific executives. These awards generally are recommended only for those relatively few executives who are in a position and have the ability to influence materially Cadmus financial performance. These recommendations are acted upon by the Committee at its August meeting. Although the Committee has no specific target equity ownership in mind for Cadmus executives, an overall guideline is that the long-term incentive potential should equal short-term incentive amounts and should be directed at creating a meaningful equity position for top management. (See "Executive Compensation -- Stock Options," page 12 for information concerning specific grants made in fiscal 1995.)
     CHIEF EXECUTIVE OFFICER COMPENSATION. Compensation for the Company's Chief Executive Officer is established in accordance with the principles and objectives outlined above. The Committee retained outside consultants to assist them in recommending an appropriate base salary increase for Mr. Gillispie for fiscal year 1995. Based upon external information and data, including a survey of chief executive officer compensation at other public manufacturing companies deemed comparable to the Company, the consultants recommended a merit increase of 4% over last year's base salary. The Committee approved this recommendation and set Mr. Gillispie's salary as Chief Executive Officer for fiscal 1995 at $297,500, slightly below the anticipated industry median for 1995.
     In determining the short-term and long-term incentive portions of Mr. Gillispie's compensation for fiscal year 1995, the Committee considered both the operating performance and the strategic progress of the Company. From an operating perspective, the following aspects of the Company's performance were considered: positive earnings growth was achieved for the fourth consecutive year; the Company improved both its operating margins and its return on capital; the Company acquired a new facility and relocated the operations of Expert/Brown and the Cadmus Color Center into that facility with minimal disruption to customers and the operating performance of those businesses; the Company completed the closure of Cadmus Journal Services' Springfield facility and the consolidation of its prepress operations in Baltimore and Richmond; the Company completed a refinancing of its credit facilities and lowered its debt to capital ratio; the Company was selected as a "preferred supplier" by General Electric and was awarded significant agreements by several other major Fortune 500 companies; and the Company's stock price increased from $17 3/4 per share on July 1, 1994, to $23 3/4 per
                                       18
share on June 30, 1995. From a strategic perspective, the following aspects of the Company's performance were considered: the Company completed a restructuring which organized the Company around products and markets rather than around small, local operating subsidiaries; the Company formed Cadmus Interactive and Cadmus Digital Solutions to enhance the Company's range of electronic and multimedia products and services offerings to businesses and associations; the Company acquired Ronald James Direct to enhance and expand its direct marketing capabilities; and the Company recruited and retained a new Vice
President -- Human Resources and Quality and a new Vice President -- Information Technologies, thus completing the leadership team charged with providing human resources, information technologies, and finance services to the Company's product lines and manufacturing sites.
     In addition to the foregoing operational and strategic accomplishments, the Committee noted that Mr. Gillispie had been promoted in February to the position of Chairman of the Board of the Company.
     Based on the foregoing, the Committee approved an annual short-term incentive of $160,000 and a stock option grant for fiscal 1995 covering 42,200 shares for Mr. Gillispie.
               EXECUTIVE COMPENSATION AND ORGANIZATION COMMITTEE
                                 Lee P. Dudley
                              Price H. Gwynn, III
                              John D. Munford, II
                       Russell M. Robinson, II (Chairman)
                               John W. Rosenblum
                                Bruce A. Walker
                                       19

PERFORMANCE GRAPH
     Securities and Exchange Commission regulations require the Company to include in its proxy statement the following Performance Graph. The Graph is intended to permit shareholders to more easily relate executive compensation to company performance based on the market price of a company's stock. The Graph shows the percentage change in the market price for the Company's Common Stock from June 30, 1990 to June 30, 1995.
     The Graph assumes $100 invested on June 30, 1990 in the Company, the S&P 500 and a Peer Issuer Group and shows the total return on such an investment, assuming reinvestment of dividends, as of June 30, 1995. The Peer Group consists of Devon Group, Graphic Industries, Banta Corporation, Courier Corporation, Donnelly Corporation, Bowne & Co., Merrill Corporation, and the Media General Book and Magazine Publishing Index, weighted as one-eighth of the Peer Group. The total return information for the Peer Group has been weighted by market capitalization.
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 AMONG CADMUS, THE S&P 500 INDEX AND PEER GROUP

                                    [GRAPH]

               1990     1991     1992     1993     1994     1995
Cadmus         100       83      109      105      216      291
S&P 500        100      107      122      138      140      177
Peer Group     100      105      158      236      251      257

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
     Based on a review of the reports of changes in beneficial ownership of Cadmus common stock and written representations furnished to Cadmus, Cadmus believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 1995, except that inadvertently a Form 3 was filed late for Ms. Liedtka and a Form 5 was filed late for each of Messrs. Munford and Fernstrom.
RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP has been selected as independent public accountants for Cadmus for the fiscal year ending June 30, 1996, subject to ratification by the shareholders.
     The firm of Coopers & Lybrand L.L.P. served as the Company's independent accountant for the fiscal year ended June 30, 1994. The change in accountant was recommended by the Audit Committee of the Company and was approved by its Board of Directors.
     If not otherwise specified, proxies will be voted in favor of ratification of the appointment. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 1996 ANNUAL MEETING
     The Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 1996 annual meeting of shareholders unless the proposal is received by the Secretary of Cadmus at the Company's principal place of business on or before June 4, 1996.
     The Company's Bylaws prescribe the procedures a shareholder must follow to make nominations for director candidates. Notice of shareholder nominations must be submitted in writing to the Secretary at the Company's principal place of business at least 90 days prior to the anniversary date of the previous year's annual meeting (or not later than 10 days after the record date in the case of a special meeting.) The notice must contain all information specified in Section 6 of Article II of the Bylaws. Any shareholder desiring a copy of the Cadmus Bylaws will be furnished one without charge upon written request to the Secretary.
OTHER MATTERS
     As of the date of this Proxy Statement, management of Cadmus has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.
                                       21

ANNUAL REPORT ON FORM 10-K
     A COPY OF THE COMPANY'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED JUNE 30, 1995 ON FORM 10-K CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY AT P.O. BOX 27367, RICHMOND, VIRGINIA 23261.
                                      By Order of the Board of Directors
                                      /s/ BRUCE V. THOMAS
                                      VICE PRESIDENT -- LAW AND DEVELOPMENT

                                 [CADMUS LOGO]

PROXY
                       CADMUS COMMUNICATIONS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints C. Stephenson Gillispie, Jr. and Bruce V. Thomas jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters which may properly be brought before such meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cadmus Communications Corporation to be held on November 8, 1995, or any adjournment thereof.
1. ELECTION OF FOUR CLASS III DIRECTORS TO SERVE UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS AND ONE CLASS I DIRECTOR TO SERVE UNTIL THE 1996 ANNUAL MEETING OF SHAREHOLDERS.

[ ] FOR all nominees listed           [ ] WITHHOLD AUTHORITY to vote
    (except as written on the line        for all nominees listed below
    below)

 Nominees: Price H. Gwynn, III, John C. Purnell, Jr., Russell M. Robinson, II,
                     John W. Rosenblum and Jean M. Liedtka
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
2. Ratification of the designation of Arthur Andersen LLP as independent public accountants for the Corporation and its subsidiaries for the current fiscal year.
          [ ] FOR                [ ] AGAINST              [ ] ABSTAIN
                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

3. In their discretion, the proxies are authorized to vote upon any other business that may come before the meeting or any adjournment thereof.
    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS 1 AND 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED ABOVE HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
                                                ________________________________
                                                           Signature

                                                ________________________________
                                                           Signature

                                                Dated:____________________, 1995
                                                (IN SIGNING AS ATTORNEY,
                                                ADMINISTRATOR, EXECUTOR,
                                                GUARDIAN OR TRUSTEE, PLEASE ADD
                                                YOUR TITLE AS SUCH.)